UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Completion of Remarketing of Junior Subordinated Notes

On May 4, 2015, United Technologies Corporation (the “Company”) completed the optional remarketing (the “Remarketing”) of $1,099,838,000 aggregate principal amount of its Junior Subordinated Notes (CUSIP No. 913017 BZ1) (the “Junior Subordinated Notes”), originally issued as part of the Company’s Equity Units on June 18, 2012. As a result of the Remarketing, the Junior Subordinated Notes were redesignated as the Company’s “1.778% Junior Subordinated Notes due 2018.”

The Remarketing was conducted under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-188957) (the “Registration Statement”) filed on May 30, 2013. On May 1, 2015, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement dated as of April 29, 2015 (the “Junior Subordinated Notes Prospectus Supplement”) containing the terms of the Junior Subordinated Notes pursuant to Rule 424(b)(5) of the Act.

In connection with the Remarketing, the Company entered into the Amended and Restated Remarketing Agreement, dated April 29, 2015, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as the reset agents and the remarketing agents, and The Bank of New York Mellon Trust Company, N.A. as purchase contract agent, a form of which is included as Exhibit A to the Purchase Contract and Pledge Agreement, among the Company, The Bank of New York Mellon Trust Company, as purchase contract agent, and Wilmington Trust, National Association, as collateral agent, custodial agent and securities intermediary, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 14, 2015 (the “April 14 8-K”).

The Junior Subordinated Notes were issued under the junior subordinated indenture, dated as of June 18, 2012 (the “Junior Subordinated Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “trustee”), as supplemented by supplemental indenture No. 1, dated as of June 18, 2012 (the “First Supplemental Indenture”) and supplemental indenture No. 2, dated as of May 4, 2015 (the “Second Supplemental Indenture”). The Junior Subordinated Indenture is included as Exhibit 4(i) to the Registration Statement. The First Supplemental Indenture is filed as Exhibit 4.3 to the April 14 8-K. The Second Supplemental Indenture is filed as Exhibit 4.1 hereto.

As a result of the Remarketing, certain terms of the Junior Subordinated Notes were modified. The maturity date is now May 4, 2018, the interest rate is now 1.778% and the optional redemption provisions were eliminated altogether. The interest payment dates for the Junior Subordinated Notes are February 1 and August 1 of each year, commencing August 1, 2015.

The Company will not directly receive any proceeds from the Remarketing. On August 3, 2015, the purchase contract settlement date for the Equity Units, the Company expects that a portion of the proceeds of the portfolio of treasury securities purchased with the proceeds of the Remarketing will be used to settle the purchase contracts issued as part of the Equity Units.

For the relevant terms and conditions of the Remarketing Agreement and the Junior Subordinated Notes, please refer to the Junior Subordinated Notes Prospectus Supplement.

New 4.150% Notes due 2045

On May 4, 2015, the Company issued $850,000,000 aggregate principal amount of 4.150% Notes due 2045 (collectively, the “Senior Notes”).

The Senior Notes were registered under the Act, pursuant to the Registration Statement. On May 1, 2015, the Company filed with the SEC a Prospectus Supplement dated April 29, 2015 (the “Senior Notes Prospectus Supplement”) containing the final terms of the Senior Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Senior Notes, the Company entered into an Underwriting Agreement, dated April 29, 2015, with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named in the Pricing Agreement, dated April 29, 2015, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities

LLC, as representatives of the several underwriters named in Schedule I thereto, a form of which is included as Exhibit 1 to the Registration Statement. The Senior Notes were issued under the Amended and Restated Indenture, dated as of May 1, 2001, between the Company and the Trustee. The Indenture and a form of the Senior Notes are included as Exhibits 4(a) and 4(b) to the Registration Statement.

The Company expects to use the net proceeds received from the issuance of the Senior Notes to repay the Company’s existing 4.875% notes due 2015 and for other general corporate purposes.

For the relevant terms and conditions of the Underwriting Agreement and Pricing Agreement and the Senior Notes, please refer to the Senior Notes Prospectus Supplement.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Supplemental Indenture No. 2 to Junior Subordinated Indenture among United Technologies Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Junior Subordinated Note included as Exhibit A thereto)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015, with respect to the Junior Subordinated Notes

5.2	Opinion of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015, with respect to the Senior Notes

5.3	Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015 (included in Exhibit 5.1), with respect to the Junior Subordinated Notes

5.4	Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015 (included in Exhibit 5.1), with respect to the Senior Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: May 4, 2015	By:	/s/ Charles F. Hildebrand
Charles F. Hildebrand
Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

4.1	Supplemental Indenture No. 2 to Junior Subordinated Indenture among United Technologies Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Junior Subordinated Note included as Exhibit A thereto)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015, with respect to the Junior Subordinated Notes

5.2	Opinion of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015, with respect to the Senior Notes

5.3	Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015 (included in Exhibit 5.1), with respect to the Junior Subordinated Notes

5.4	Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2015 (included in Exhibit 5.1), with respect to the Senior Notes